UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2022 ( March 11, 2022)

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 8.01 below is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 16, 2022, Medicine Man Technologies, Inc. (the “Company”) issued a press release announcing the signing of the Asset Purchase Agreement (as defined under Item 8.01). A copy of the press releases is furnished as Exhibits 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under Item 7.01 of this Current Report on Form 8-K and the press release attached as Exhibits 99.1 are being furnished by the Company pursuant to Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01. Other Matters.

On March 11, 2022, the Company entered into an Asset and Personal Goodwill Purchase Agreement (the “Purchase Agreement”) with Double Brow, LLC, a wholly-owned subsidiary of the Company (the “Purchaser”), Urban Health & Wellness, Inc. d/b/a Urban Dispensary (“Urban Dispensary”), Productive Investments, LLC (“Productive Investments”), and Patrick Johnson (together with Productive Investments, the “Equityholders”), pursuant to which the Purchaser will purchase (i) all of Urban Dispensary’s assets used or held for use in Urban Dispensary’s business of owning and operating a retail marijuana store and a grow facility, each located in Denver, Colorado, and (ii) all of Equityholders’ personal goodwill arising from Equityholders’ independent, separate, individual and personal efforts relating to Urban Dispensary’s business on the terms and subject to the conditions set forth in the Purchase Agreement (the “Asset Purchase”), and assume obligations under contracts acquired as part of the Asset Purchase.

The aggregate consideration for the Asset Purchase will be up to $1,317,500 million in cash and shares of the Company’s common stock in an amount equal to $1,900,000 divided by the price per share of the Company’s common stock as of market close on the first trading day immediately before the closing. The Company will deposit $30,000 of the cash portion of the purchase price as an earnest money deposit with Urban Dispensary. At the closing, (i) the Company will use the cash portion of the purchase price to pay off certain indebtedness and transaction expenses of Urban Dispensary and then pay the balance to Urban Dispensary, and (ii) the Company will issue the stock portion of the purchase price directly to the Equityholders. The stock consideration is subject to post-closing reduction if any of the actual marijuana product inventory, marijuana plant inventory or cash at closing is less than certain targets stated in the Purchase Agreement. The Company will hold back $288,000 of the stock consideration at closing as collateral for potential claims for indemnification from Urban Dispensary under the Purchase Agreement. Any portion of the held back cash consideration not used to satisfy indemnification claims will be released to Urban Dispensary on the 18-month anniversary of the closing date of the Asset Purchase.

The Company will enter into lock-up agreements with the recipients of the stock consideration providing limitations on the resale of the shares of Company common stock received as part of the consideration.

The Purchase Agreement contains customary representations and warranties, covenants and indemnification provisions for a transaction of this nature, including, without limitation, covenants regarding the operation of Urban Dispensary’s business before the closing of the Asset Purchase, and confidentiality, non-compete and non-solicitation undertakings by Urban Dispensary and the Equityholders. The Purchase Agreement also contains certain termination rights for each of the Purchaser (on its own behalf and on behalf of the Company) and Urban Dispensary (on its own behalf and on behalf of the Equityholders), subject to the conditions set forth in the Purchase Agreement, including, without limitation, if the closing has not occurred on or before June 15, 2022. The earnest money deposit will be released to Urban Dispensary if the Purchaser (on its own behalf or on behalf of the Company) terminates the Purchase Agreement under certain circumstances.

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The closing of the Asset Purchase is subject to closing conditions customary for a transaction of this nature, including, without limitation, obtaining licensing approval from the Colorado Marijuana Enforcement Division and local regulatory authorities.

The issuances of the shares of the Company’s common stock at the closing of the Asset Purchase will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Securities Act Rule 506(b). The Company will issue such shares in a privately negotiated transaction. The Equityholders are sophisticated and represented in writing that they are accredited investors and will acquire the securities for their own accounts for investment purposes. Further, the Purchase Agreement states that the shares in question have not been registered under the Securities Act and cannot be sold or otherwise transferred without registration or an exemption therefrom. A legend will be placed on any certificates representing such shares referencing the restricted nature of the shares.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” All statements contained in this Current Report on Form 8-K other than statements of historical fact, including statements regarding the closing of the Acquisition, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “approximately,” “potential,” or the negative of these terms or other words of similar meaning in connection with a discussion of the Asset Purchase, although the absence of these words does not necessarily mean that a statement is not forward-looking. Forward-looking statements are based upon the Company’s current intentions, plans, assumptions, expectations and beliefs concerning future developments and their potential effect on the Company and the Asset Purchase. This information may involve known and unknown risks, uncertainties and other factors outside of the Company’s control which may cause actual events, results, performance or achievements to be materially different from the future events, results, performance or achievements expressed or implied by any forward-looking statements. Stockholders and potential investors should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements in this Current Report on Form 8-K are reasonable, the Company cannot assure stockholders and potential investors that these plans, intentions or expectations will be achieved.

Factors and risks that may cause or contribute to actual events, results, performance or achievements differing from these forward-looking statements include, but are not limited to: (i) the Company’s ability to consummate the Asset Purchase or the risk of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; (ii) the risk that cost savings and any revenue synergies from the Asset Purchase may not be fully realized or may take longer than anticipated to be realized; (iii) the risk that the integration of Urban Dispensary’s assets and operations will be materially delayed or will be more costly or difficult than expected or that the Company is otherwise unable to successfully integrate Urban Dispensary’s assets and operations into the Company’s business; (iv) the failure to obtain the necessary approvals and consents from third parties and regulators to consummate the Asset Purchase, or any other consents required under the Purchase Agreement; (v) the ability to obtain required governmental approvals of the Asset Purchase (and the risk that such approvals may result in the imposition of conditions that could adversely affect the Company or the expected benefits of the Asset Purchase); (vi) the failure of the closing conditions in the Purchase Agreement to be satisfied, or any unexpected delay in closing the Asset Purchase; and (vii) the Company’s ability to fund the Asset Purchase. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except to the extent required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Daniel R. Pabon
Date: March 18, 2022		Daniel R. Pabon General Counsel

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